UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A
(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  February 15, 2008

KNIGHT INC.
(Exact name of registrant as specified in its charter)

Kansas (State or other jurisdiction of incorporation)	1-6446 (Commission File Number)	48-0290000 (I.R.S. Employer Identification No.)

500 Dallas Street, Suite 1000
Houston, Texas 77002
(Address of principal executive offices, including zip code)

713-369-9000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01.  Completion of Acquisition or Disposition of Assets.

As previously disclosed in its Current Report on Form 8-K filed on February 15, 2008, on February 15, 2008, Knight Inc. completed the sale of 80% of the ownership interests of MidCon, a wholly owned subsidiary of Knight, pursuant to the purchase agreement with Myria Acquisition Inc., a Delaware corporation, previously disclosed in Knight Inc.’s Current Report on Form 8-K filed on December 11, 2007. Total cash received for the disposition was approximately $5.9 billion. We expect net proceeds after tax will be approximately $5.3 billion, virtually all of which has been or will be used to pay down debt.

This Form 8-K/A amends the Current Report on Form 8-K referred to above to include the pro forma financial information required by Item 9.01(b) of Form 8-K. The Unaudited Pro Forma Condensed Consolidated Balance Sheet of Knight Inc. as of September 30, 2007, Unaudited Pro Forma Condensed Consolidated Statements of Operations for the year ended December 31, 2006 (Predecessor Company), the four months ended September 30, 2007 (Successor Company) and the five months ended May 31, 2007 (Predecessor Company) and Notes thereto are attached hereto as Exhibit 99.1 and incorporated herein by reference.

Item 9.01.  Financial Statements and Exhibits.

(b)	Pro Forma Financial Information

The Unaudited Pro Forma Condensed Consolidated Balance Sheet of Knight Inc. as of September 30, 2007, Unaudited Pro Forma Condensed Consolidated Statements of Operations for the year ended December 31, 2006 (Predecessor Company), the four months ended September 30, 2007 (Successor Company) and the five months ended May 31, 2007 (Predecessor Company) and Notes thereto are attached hereto as Exhibit 99.1 and incorporated herein by reference.

(d)	Exhibits.

99.1
Unaudited Pro Forma Condensed Consolidated Balance Sheet of Knight Inc. as of September 30, 2007, Unaudited Pro Forma Condensed Consolidated Statements of Operations for the year ended December 31, 2006 (Predecessor Company), the four months ended September 30, 2007 (Successor Company) and the five months ended May 31, 2007 (Predecessor Company) and Notes thereto.

S I G N A T U R E

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KNIGHT INC.
Dated: February 22, 2008	By:	/s/ Kimberly A. Dang
Kimberly A. Dang Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description

99.1
Unaudited Pro Forma Condensed Consolidated Balance Sheet of Knight Inc. as of September 30, 2007, Unaudited Pro Forma Condensed Consolidated Statements of Operations for the year ended December 31, 2006 (Predecessor Company), the four months ended September 30, 2007 (Successor Company) and the five months ended May 31, 2007 (Predecessor Company) and Notes thereto.